Exhibit 4.12

DOVER CORPORATION
DESCRIPTION OF SECURITIES

As of December 31, 2025, Dover Corporation had four classes of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"): (1) our common stock; (2) our 1.250% Notes due 2026; (3) our 0.750% Notes due 2027; and (4) our 3.500% Notes due 2033.

I.    DESCRIPTION OF OUR COMMON STOCK

The following is a description of the material terms of our common stock as described in our sixth restated certificate of incorporation and our amended and restated by-laws, and is qualified in its entirety by reference to such restated certificate of incorporation and amended and restated by-laws. We have filed copies of these documents as exhibits to our periodic reports filed with the SEC each of which are incorporated by reference as an exhibit to the Annual Report on Form 10-K of which this Exhibit is a part.

Our authorized capital stock presently consists of 500,000,000 shares of common stock, par value $1.00 per share, and 100,000 shares of preferred stock, par value $100.00 per share. There are currently no shares of preferred stock outstanding.

Voting Rights

The holders of common stock are entitled to one vote per share on all matters to be voted upon by stockholders, including elections of directors. No holder of common stock may cumulate votes in voting for our directors except that cumulative voting is required for the election of directors at any time there is a stockholder or group of affiliated stockholders who own 40% or more of our outstanding common stock.

Dividends

Subject to the rights of any holders of any outstanding preferred stock, the holders of common stock are entitled to receive dividends, if any, that the board of directors may from time to time declare out of funds legally available.

Liquidation

In the event of the liquidation, dissolution or winding up of our Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock then outstanding.

Other Rights

The common stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of common stock are fully paid and non-assessable.

Subject to the rules and regulations of the New York Stock Exchange, the authorized but unissued shares of common stock will be available for future issuance without additional stockholder approval.

The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which we may designate and issue in the future.

New York Stock Exchange Listing

Our common stock is listed on the New York Stock Exchange under the symbol “DOV".

II.    DESCRIPTION OF OUR 1.250% NOTES DUE 2026

The following summary of our 1.250% Notes due 2026 (referred to in this section as the “notes”) is based on our indenture dated February 8, 2001 between us and The Bank of New York Mellon, a New York banking corporation, as successor trustee to JPMorgan Chase Bank, N.A. (successor to Bank One Trust Company, N.A.), as supplemented by the first supplemental indenture, dated October 13, 2005, the second supplemental indenture, dated March 14, 2008, the third supplemental indenture, dated February 22, 2011, the fourth supplemental indenture, dated December 2, 2013, the fifth supplemental indenture, dated November 3, 2015, and the sixth supplemental indenture, dated November 9, 2016 (together, referred to in this section as the “indenture”). The following summary of specified provisions of the indenture and the notes is subject to, and qualified in its entirety by reference to, the actual provisions of the indenture, including the defined terms used therein. We have filed copies of these documents as exhibits to our periodic reports filed with the SEC each of which are incorporated by reference as an exhibit to the Annual Report on Form 10-K of which this Exhibit is a part.

General

The notes constitute a separate series of notes under the indenture in the aggregate principal amount of €600 million and will mature on November 9, 2026. All payments of principal of, including payments made upon any redemption of the notes, premium, if any, interest on and additional amounts, if any, is payable in euros. These global notes are deposited with a common depositary on behalf of Euroclear and Clearstream and registered in the name of the common depositary or its nominee. The notes are listed on the New York Stock Exchange under the symbol “DOV 26”.

The notes bear interest at the rate of 1.250% per year, accruing from November 9, 2016 or the most recent interest payment date to which interest has been paid or provided for. We pay interest on the notes annually in arrears on November 9 of each year, to persons in whose names the notes are registered at the close of business on the preceding October 25. The amount of interest payable for any interest period is computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the notes, to but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The notes are our senior unsecured debt obligations and rank on parity with all of our other senior unsecured indebtedness. The notes are not be convertible or exchangeable for any other securities. The notes do not have the benefit of any sinking fund.

The Bank of New York Mellon is the trustee under the indenture.

Optional Redemption

The notes are redeemable, in whole or in part, at our option and from time to time. If the notes are redeemed before August 9, 2026 (the date that is three months prior to the maturity date of the notes), the notes will be redeemed at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes to be redeemed; and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date. Notwithstanding the foregoing, installments of interest on notes to be redeemed that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the notes and the indenture.

If the notes are redeemed on or after August 9, 2026 (the date that is three months prior to the maturity date of the notes), the notes may be redeemed at a redemption price equal to 100% of the principal amount of the notes then outstanding to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by us, a German government bond whose maturity is closest to the maturity of the notes, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by us, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the notes, if they were to be purchased at such price on the third business day prior to the date fixed for redemption, would be equal to the gross redemption yield on such business day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by us.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each registered holder of the notes to be redeemed. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the notes or portions thereof called for redemption. If less than all of the notes are to be redeemed, the notes to be redeemed shall be selected by the trustee by a method the trustee deems to be fair and appropriate.

The notes are also subject to redemption prior to maturity if certain events occur involving U.S. taxation. If any of these special tax events do occur, the notes will be redeemed at a redemption price of 100% of their principal amount plus accrued and unpaid interest to, but excluding, the date fixed for redemption.

Covenants

The indenture contains the following covenants applicable to the notes.

Limitation on Secured Debt

We may not, and may not permit any restricted subsidiary to, incur or guarantee any evidence of indebtedness for money borrowed secured by a lien on any (a) principal property or any part thereof, (b) capital stock of a restricted subsidiary we or any restricted subsidiary now own or hereafter acquire or (c) debt of a restricted subsidiary owed to us or any of our restricted subsidiaries, except if:

•we effectively provide that the debt securities are secured equally and ratably with, or, at our option, prior to, such secured debt; and

•any other debt required to be so secured, unless the aggregate amount of all such secured debt, plus all our and our restricted subsidiaries’ attributable debt with respect to sale and leaseback transactions involving principal properties (with the exception of such transactions which are excluded under the indenture), would not exceed 10% of our consolidated net tangible assets.

The foregoing restriction do not apply to, and we will exclude from debt in any computation under such restriction, the following items:

•debt secured by a lien in our favor or in favor of a restricted subsidiary;
•debt secured by a lien in favor of governmental bodies to secure progress or advance payments or payments pursuant to contracts or statute;
•debt secured by a lien on property, capital stock or debt existing at the time of acquisition thereof, including acquisition through merger, consolidation or otherwise;
•debt incurred or guaranteed to finance the acquisition of property, capital stock or debt, or to finance construction on, or improvement or expansion of, property, which debt is incurred within 180 days of such acquisition or completion of construction, improvement or expansion, and is secured solely by a lien on the property, capital stock or debt acquired, constructed, improved or expanded;
•debt consisting of industrial revenue or pollution control bonds or similar financing secured solely by a lien on the property the subject thereof; or
•any extension, renewal or replacement of any debt referred to in the third and fourth clauses above.

Limitation on Sale and Leaseback Transactions

Neither we nor any restricted subsidiary may enter into any sale and leaseback transaction involving any principal property or any part thereof after the date of the indenture unless the aggregate amount of all our attributable debt and that of our restricted subsidiaries with respect to such transactions plus all secured debt to which the restrictions described above apply would not exceed 10% of our consolidated net tangible assets.

The foregoing restriction will not apply to any sale and leaseback transaction, and we will exclude any sale and leaseback transaction from attributable debt in any computation under such restriction, if:

•the lease is for a period of three years or less, including renewal rights;
•the lease secures or relates to industrial revenue or pollution control bonds or similar financing;
•the transaction is between us and a restricted subsidiary or between restricted subsidiaries; or
•we or such restricted subsidiary, within 180 days after the sale is completed, apply an amount equal to the greater of (A) the net proceeds of the sale of the principal property leased or (B) the fair market value of the principal property leased either to (1) the retirement of debt securities, other of our funded debt ranking on a parity with the debt securities, or funded debt of a restricted subsidiary or (2) the purchase of other property which will constitute a principal property having a value at least equal to the value of the principal property leased.

Mergers, Consolidations and Certain Sales of Assets

We will not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of our properties and assets to any person or group of affiliated persons or permit any of our restricted subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, transfer, lease or disposal of all or substantially all of our and our restricted subsidiaries’ properties and assets on a consolidated basis to any other person or group of affiliated persons, unless the following conditions, among others, are met. In a transaction in which we do not survive or in which we sell, lease or otherwise dispose of all or substantially all of our assets, our successor entity must be organized under the laws of the United States of America or any State thereof or the District of Columbia and must expressly assume, by a supplemental indenture executed and delivered to the trustee in form satisfactory to the trustee, all of our obligations under the indenture. Immediately before and after giving effect to such transaction and treating any debt which becomes our or our restricted subsidiary’s obligation as a result of such transaction as if incurred at the time of the transaction, no event of default or event that with the passing of time or the giving of notice, or both, would constitute an event of default can have occurred and be continuing. If, as a result of any such transaction, our property or assets or that of any restricted subsidiary would become subject to a lien prohibited by the provisions of the indenture, we or our successor entity must have secured the debt securities as required by the indenture.

“Principal property” means any facility we or any restricted subsidiary owns the gross book value of which, including related land, improvements, machinery and equipment so owned, without deduction of any depreciation reserves, on the date as of which the determination is being made exceeds 1% of consolidated net tangible assets.

“Restricted subsidiary” means any subsidiary which owns a principal property.

“Sale and leaseback transaction” means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such person of any property or asset of such person which has been or is being sold or transferred by such person more than 180 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement will be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

“Subsidiary” means (a) a corporation more than 50% of the voting stock of which we and/or one or more subsidiaries owns or (b) any other person (other than a corporation) of which we and/or one or more subsidiaries has at least a majority ownership and power to direct the policies, management and affairs.

Events of Default

Each of the following will constitute an event of default under the indenture with respect to the notes:

•failure to pay principal of or any premium on the notes when due;
•failure to pay any interest on any notes when due, continued for 30 days;
•failure to perform any other of our covenants in the indenture, other than a covenant included in the indenture solely for the benefit of a series other than the notes, continued for 60 days after written notice has been given by the trustee, or the holders of at least 10% in principal amount of the outstanding debt securities of the notes, as provided in the indenture; and
•certain events in bankruptcy, insolvency or reorganization involving us or any restricted subsidiary.

We are required to furnish to the trustee annually a statement by certain of our officers as to whether or not we, to their knowledge, are in default in the performance or observance of any of the terms, provisions and conditions of the indenture and, if so, specifying all such known defaults.

Modification and Waiver

Supplemental Indentures Requiring Consent of Holders

We (with the authorization of our board of directors) and the trustee may make modifications and amendments to the indenture with the consent of the holders of a majority in aggregate principal amount of the outstanding notes affected by such modification or amendment, provided that no such modification or amendment may, without the consent of the holder of each outstanding security affected by such modification or amendment:

•change the stated maturity of the principal of, or any installment of principal of or interest on, any note;
•reduce the principal amount of, or any premium or interest on, any note;
•reduce the amount of principal of a note payable upon acceleration of the maturity thereof;
•change the place or currency of payment of principal of, or any premium or interest on, any note;
•impair the right to institute suit for the enforcement of any payment on or with respect to any note;
•reduce the percentage in principal amount of outstanding debt securities of any series, the consent of whose holders is required for modification or amendment of the indenture;
•reduce the percentage in principal amount of outstanding debt securities of any series necessary for waiver of compliance with certain provisions of the indenture or for waiver of certain defaults; or
•modify such provisions with respect to modification and waiver except to increase percentages or to provide that certain other provisions of the indenture cannot be modified or waived without the consent of each holder affected thereby.

Supplemental Indentures Not Requiring Consent of Holders

Without the consent of any holders of notes, we and the trustee may supplement the indenture, among other things, to:

•evidence that another entity has succeeded us and assumed the covenants and obligations of us under the notes and the indenture;
•add covenants for the benefit of the holders of notes, or to surrender any right or power conferred to us under the indenture;
•add additional events of default for the benefit of holders of notes;
•add to or change any provision in the indenture to permit the issuance of notes in uncertificated form;
•modify or eliminate any provision of the indenture in respect of the notes; provided that such modification (A) will not apply to any debt security created prior to the execution of such supplemental indenture and entitled to the benefit of the existing provision, nor modify the rights of the holder of any notes with respect to the existing provision or (B) will only become effective with there is no such debt security outstanding;
•pledge property to the trustee as security for the notes;
•establish the form and terms of any other series of debt securities as permitted by in the indenture;
•evidence any change of the trustee with respect to the notes, or provide for the administration of the trusts under the indenture by an additional trustee;
•cure any ambiguity, correct or supplement any provision in the indenture that may be defective or inconsistent with any other provision in the indenture or make any other provisions with respect to matters or questions arising under the indenture; provided that the interests of the holders of the notes are not adversely affected; or
•conform the text of the indenture or such notes to any provision of the “Description of Notes” provided in the prospectus supplement under which the notes were offered to the public to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of the indenture or such notes.

The holders of a majority in principal amount of the outstanding notes may waive our compliance with certain restrictive provisions of the indenture as they relate to the notes. The holders of a majority in principal amount of the outstanding notes may waive any past default under the indenture as such default relates to the notes, except a default in the payment of principal, premium or interest on the notes and certain covenants and provisions of the indenture which cannot be amended without the consent of the holder of each outstanding note affected.

III.    DESCRIPTION OF OUR 0.750% NOTES DUE 2027

The following summary of our 0.750% Notes due 2027 (referred to in this section as the “notes”) is based on our indenture dated February 8, 2001 between us and The Bank of New York Mellon, a New York banking corporation, as successor trustee to JPMorgan Chase Bank, N.A. (successor to Bank One Trust Company, N.A.), as supplemented by the first supplemental indenture, dated October 13, 2005, the second supplemental indenture, dated March 14, 2008, the third supplemental indenture, dated February 22, 2011, the fourth supplemental indenture, dated December 2, 2013, the fifth supplemental indenture, dated November 3, 2015, the sixth supplemental indenture, dated November 9, 2016, and the seventh supplemental indenture, dated November 4, 2019 (together, referred to in this section as the “indenture”). The following summary of specified provisions of the indenture and the notes is subject to, and qualified in its entirety by reference to, the actual provisions of the indenture, including the defined terms used therein. We have filed copies of these documents as exhibits to our periodic reports filed with the SEC each of which are incorporated by reference as an exhibit to the Annual Report on Form 10-K of which this Exhibit is a part.

General

The notes constitute a separate series of notes under the indenture in the aggregate principal amount of €500 million and will mature on November 4, 2027. All payments of principal of, including payments made upon any redemption of the notes, premium, if any, interest on and additional amounts, if any, is payable in euros. These global notes are deposited with a common depositary on behalf of Euroclear and Clearstream and registered in the name of the common depositary or its nominee. The notes are listed on the New York Stock Exchange under the symbol “DOV 27”.

The notes bear interest at the rate of 0.750% per year, accruing from November 4, 2020, or the most recent interest payment date to which interest has been paid or provided for. We pay interest on the notes annually in arrears on November 4 of each year, to persons in whose names the notes are registered at the close of business on the preceding October 15. The amount of interest payable for any interest period is computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the notes, to but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The notes are our senior unsecured debt obligations and rank on parity with all of our other senior unsecured indebtedness. The notes are not be convertible or exchangeable for any other securities. The notes do not have the benefit of any sinking fund.

The Bank of New York Mellon is the trustee under the indenture.

Optional Redemption

The notes are redeemable, in whole or in part, at our option and from time to time. If the notes are redeemed before August 4, 2027 (the date that is three months prior to the maturity date of the notes), the notes will be redeemed at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes to be redeemed; and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date. Notwithstanding the foregoing, installments of interest on notes to be redeemed that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the notes and the indenture.

If the notes are redeemed on or after August 4, 2027 (the date that is three months prior to the maturity date of the notes), the notes may be redeemed at a redemption price equal to 100% of the principal amount of the notes then outstanding to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by us, a bond that is a direct obligation of the Federal Republic of Germany whose maturity is closest to the maturity of the notes, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by us, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the gross redemption yield (rounded to three decimal places, with 0.0005 being rounded upwards), on the Comparable Government Bond on the third business day prior to the date fixed for redemption, calculated on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by us in accordance with generally accepted market practice at such time.

Notice of any redemption will be mailed at least 10 days but not more than 60 days before the redemption date to each registered holder of the notes to be redeemed. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the notes or portions thereof called for redemption. If less than all of the notes are to be redeemed, the notes to be redeemed shall be selected by the trustee by a method the trustee deems to be fair and appropriate.

The notes are also subject to redemption prior to maturity if certain events occur involving U.S. taxation. If any of these special tax events do occur, the notes will be redeemed at a redemption price of 100% of their principal amount plus accrued and unpaid interest to, but excluding, the date fixed for redemption.

Covenants

The indenture contains the following covenants that are applicable to the notes:

Limitation on Secured Debt

We may not, and may not permit any restricted subsidiary to, incur or guarantee any evidence of indebtedness for money borrowed secured by a lien on any (a) principal property or any part thereof, (b) capital stock of a restricted subsidiary we or any restricted subsidiary now own or hereafter acquire or (c) debt of a restricted subsidiary owed to us or any of our restricted subsidiaries, except if:

•we effectively provide that the debt securities are secured equally and ratably with, or, at our option, prior to, such secured debt; and
•any other debt required to be so secured, unless the aggregate amount of all such secured debt, plus all our and our restricted subsidiaries’ attributable debt with respect to sale and leaseback transactions involving principal properties (with the exception of such transactions which are excluded under the indenture), would not exceed 10% of our consolidated net tangible assets.

The foregoing restriction do not apply to, and we will exclude from debt in any computation under such restriction, the following items:

•debt secured by a lien in our favor or in favor of a restricted subsidiary;
•debt secured by a lien in favor of governmental bodies to secure progress or advance payments or payments pursuant to contracts or statute;
•debt secured by a lien on property, capital stock or debt existing at the time of acquisition thereof, including acquisition through merger, consolidation or otherwise;
•debt incurred or guaranteed to finance the acquisition of property, capital stock or debt, or to finance construction on, or improvement or expansion of, property, which debt is incurred within 180 days of such acquisition or completion of construction, improvement or expansion, and is secured solely by a lien on the property, capital stock or debt acquired, constructed, improved or expanded;
•debt consisting of industrial revenue or pollution control bonds or similar financing secured solely by a lien on the property the subject thereof; or
•any extension, renewal or replacement of any debt referred to in the third and fourth clauses above.

Limitation on Sale and Leaseback Transactions

Neither we nor any restricted subsidiary may enter into any sale and leaseback transaction involving any principal property or any part thereof after the date of the indenture unless the aggregate amount of all our attributable debt and that of our restricted subsidiaries with respect to such transactions plus all secured debt to which the restrictions described above apply would not exceed 10% of our consolidated net tangible assets.

The foregoing restriction will not apply to any sale and leaseback transaction, and we will exclude any sale and leaseback transaction from attributable debt in any computation under such restriction, if:

•the lease is for a period of three years or less, including renewal rights;
•the lease secures or relates to industrial revenue or pollution control bonds or similar financing;
•the transaction is between us and a restricted subsidiary or between restricted subsidiaries; or
•we or such restricted subsidiary, within 180 days after the sale is completed, apply an amount equal to the greater of (A) the net proceeds of the sale of the principal property leased or (B) the fair market value of the principal property leased either to (1) the retirement of debt securities, other of our funded debt ranking on a parity with the debt securities, or funded debt of a restricted subsidiary or (2) the purchase of other property which will constitute a principal property having a value at least equal to the value of the principal property leased.

Mergers, Consolidations and Certain Sales of Assets

We will not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of our properties and assets to any person or group of affiliated persons or permit any of our restricted subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, transfer, lease or disposal of all or substantially all of our and our restricted subsidiaries’ properties and assets on a consolidated basis to any other person or group of affiliated persons, unless the following conditions, among others, are met. In a transaction in which we do not survive or in which we sell, lease or otherwise dispose of all or substantially all of our assets, our successor entity must be organized under the laws of the United States of America or any State thereof or the District of Columbia and must expressly assume, by a supplemental indenture executed and delivered to the trustee in form satisfactory to the trustee, all of our obligations under the indenture.

Immediately before and after giving effect to such transaction and treating any debt which becomes our or our restricted subsidiary’s obligation as a result of such transaction as if incurred at the time of the transaction, no event of default or event that with the passing of time or the giving of notice, or both, would constitute an event of default can have occurred and be continuing. If, as a result of any such transaction, our property or assets or that of any restricted subsidiary would become subject to a lien prohibited by the provisions of the indenture, we or our successor entity must have secured the debt securities as required by the indenture.

“Principal property” means any facility we or any restricted subsidiary owns the gross book value of which, including related land, improvements, machinery and equipment so owned, without deduction of any depreciation reserves, on the date as of which the determination is being made exceeds 1% of consolidated net tangible assets.

“Restricted subsidiary” means any subsidiary which owns a principal property.

“Sale and leaseback transaction” means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such person of any property or asset of such person which has been or is being sold or transferred by such person more than 180 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement will be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

“Subsidiary” means (a) a corporation more than 50% of the voting stock of which we and/or one or more subsidiaries owns or (b) any other person (other than a corporation) of which we and/or one or more subsidiaries has at least a majority ownership and power to direct the policies, management and affairs.

Events of Default

Each of the following will constitute an event of default under the indenture with respect to the notes:

•failure to pay principal of or any premium on any of the notes when due;
•failure to pay any interest on any notes when due, continued for 30 days;
•failure to perform any other of our covenants in the indenture, other than a covenant included in the indenture solely for the benefit of a series other than the notes, continued for 60 days after written notice has been given by the trustee, or the holders of at least 10% in principal amount of the outstanding debt securities of that series, as provided in the indenture; and
•certain events in bankruptcy, insolvency or reorganization involving us or any restricted subsidiary.

We are required to furnish to the trustee annually a statement by certain of our officers as to whether or not we, to their knowledge, are in default in the performance or observance of any of the terms, provisions and conditions of the indenture and, if so, specifying all such known defaults.

Modification and Waiver

Supplemental Indentures Requiring Consent of Holders

We (with the authorization of our board of directors) and the trustee may make modifications and amendments to the indenture with the consent of the holders of a majority in aggregate principal amount of the outstanding notes affected by such modification or amendment, provided that no such modification or amendment may, without the consent of the holder of each outstanding security affected by such modification or amendment:

•change the stated maturity of the principal of, or any installment of principal of or interest on, any note;
•reduce the principal amount of, or any premium or interest on, any note;
•reduce the amount of principal of a note payable upon acceleration of the maturity thereof;
•change the place or currency of payment of principal of, or any premium or interest on, any note;
•impair the right to institute suit for the enforcement of any payment on or with respect to any note;
•reduce the percentage in principal amount of outstanding debt securities of any series, the consent of whose holders is required for modification or amendment of the indenture;
•reduce the percentage in principal amount of outstanding debt securities of any series necessary for waiver of compliance with certain provisions of the indenture or for waiver of certain defaults; or
•modify such provisions with respect to modification and waiver except to increase percentages or to provide that certain other provisions of the indenture cannot be modified or waived without the consent of each holder affected thereby.

Supplemental Indentures Not Requiring Consent of Holders

Without the consent of any holders of notes, we and the trustee may supplement the indenture, among other things, to:

•evidence that another entity has succeeded us and assumed the covenants and obligations of us under the notes and the indenture;
•add covenants for the benefit of the holders of notes, or to surrender any right or power conferred to us under the indenture;
•add additional events of default for the benefit of holders of notes;
•add to or change any provision in the indenture to permit the issuance of notes in uncertificated form;
•modify or eliminate any provision of the indenture in respect of the notes; provided that such modification (A) will not apply to any debt security created prior to the execution of such supplemental indenture and entitled to the benefit of the existing provision, nor modify the rights of the holder of any notes with respect to the existing provision or (B) will only become effective with there is no such debt security outstanding;
•pledge property to the trustee as security for the notes;
•establish the form and terms of any other series of debt securities as permitted by in the indenture;
•evidence any change of the trustee with respect to the notes, or provide for the administration of the trusts under the indenture by an additional trustee;
•cure any ambiguity, correct or supplement any provision in the indenture that may be defective or inconsistent with any other provision in the indenture or make any other provisions with respect to matters or questions arising under the indenture; provided that the interests of the holders of the notes are not adversely affected; or
•conform the text of the indenture or such notes to any provision of the “Description of Notes” provided in the prospectus supplement pursuant to which the notes were offered to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of the indenture or such notes.

The holders of a majority in principal amount of the outstanding notes may waive our compliance with certain restrictive provisions of the indenture as they relate to the notes. The holders of a majority in principal amount of the outstanding notes may waive any past default under the indenture as such default relates to the notes, except a default in the payment of principal, premium or interest on the notes and certain covenants and provisions of the indenture which cannot be amended without the consent of the holder of each outstanding note affected.

IV. Description of our 3.500% Notes due 2033
The following summary of our 3.500% Notes due 2030 (referred to in this section as the “notes”) is based on our indenture dated February 8, 2001 between us and The Bank of New York Mellon, a New York banking corporation, as successor trustee to JPMorgan Chase Bank, N.A. (successor to Bank One Trust Company, N.A.), as supplemented by the first supplemental indenture, dated October 13, 2005, the second supplemental indenture, dated March 14, 2008, the third supplemental indenture, dated February 22, 2011, the fourth supplemental indenture, dated December 2, 2013, the fifth supplemental indenture, dated November 3, 2015, the sixth supplemental indenture, dated November 9, 2016, the seventh supplemental indenture, dated November 4, 2019, the eighth supplemental indenture, dated November 4, 2019, and the ninth supplemental indenture, dated November 12, 2025 (together, referred to in this section as the “indenture”). The following summary of specified provisions of the indenture and the notes is subject to, and qualified in its entirety by reference to, the actual provisions of the indenture, including the defined terms used therein. We have filed copies of these documents as exhibits to our periodic reports filed with the SEC each of which are incorporated by reference as an exhibit to the Annual Report on Form 10-K of which this Exhibit is a part.

General

The notes constitute a separate series of notes under the indenture in the aggregate principal amount of €550 million and will mature on November 12, 2033. All payments of principal of, including payments made upon any redemption of the notes, premium, if any, interest on and additional amounts, if any, are payable in euros. These global notes are deposited with a common depositary on behalf of Euroclear and Clearstream and registered in the name of the common depositary or its nominee. The notes are listed on the New York Stock Exchange under the symbol “DOV 33”.

The notes bear interest at the rate of 3.500% per year, accruing from November 12, 2025, or the most recent interest payment date to which interest has been paid or provided for. We pay interest on the notes annually in arrears on November 12 of each year, to persons in whose names the notes are registered at the close of business on the preceding November 1. The amount of interest payable for any interest period is computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the notes, to but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The notes are our senior unsecured debt obligations and rank on parity with all of our other senior unsecured indebtedness. The notes are not convertible or exchangeable for any other securities. The notes do not have the benefit of any sinking fund.

The Bank of New York Mellon is the trustee under the indenture.

Optional Redemption

The notes are redeemable, in whole or in part, at our option and from time to time. If the notes are redeemed before August 12, 2033 (the date that is three months prior to the maturity date of the notes), the notes will be redeemed at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes to be redeemed; and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined below), plus 15 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date. Notwithstanding the foregoing, installments of interest on notes to be redeemed that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the notes and the indenture.

If the notes are redeemed on or after August 12, 2033 (the date that is three months prior to the maturity date of the notes), the notes may be redeemed at a redemption price equal to 100% of the principal amount of the notes then outstanding to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the redemption date.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by us, a bond that is a direct obligation of the Federal Republic of Germany whose maturity is closest to the maturity of the notes, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by us, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the gross redemption yield (rounded to three decimal places, with 0.0005 being rounded upwards), on the Comparable Government Bond on the third business day prior to the date fixed for redemption, calculated on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such business day as determined by an independent investment bank selected by us in accordance with generally accepted market practice at such time.

Notice of any redemption will be delivered electronically in accordance with the policies and procedures of Euroclear or Clearstream, or otherwise mailed at least 10 days but not more than 60 days before the redemption date to each registered holder of the notes to be redeemed. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the notes or portions thereof called for redemption. If less than all of the notes are to be redeemed, the notes to be redeemed shall be selected, in the case of global notes, in accordance with the policies and procedures of Euroclear or Clearstream, and in the case of certificated notes, by the trustee by lot.

The notes are also subject to redemption prior to maturity if certain events occur involving U.S. taxation. If any of these special tax events do occur, the notes will be redeemed at a redemption price of 100% of their principal amount plus accrued and unpaid interest to, but excluding, the date fixed for redemption.

Covenants

The indenture contains the following covenants that are applicable to the notes:

Limitation on Secured Debt

We may not, and may not permit any restricted subsidiary to, incur or guarantee any evidence of indebtedness for money borrowed secured by a lien on any (a) principal property or any part thereof, (b) capital stock of a restricted subsidiary we or any restricted subsidiary now own or hereafter acquire or (c) debt of a restricted subsidiary owed to us or any of our restricted subsidiaries, except if:

•we effectively provide that the debt securities are secured equally and ratably with, or, at our option, prior to, such secured debt; and
•any other debt required to be so secured, unless the aggregate amount of all such secured debt, plus all our and our restricted subsidiaries’ attributable debt with respect to sale and leaseback transactions involving principal properties (with the exception of such transactions which are excluded under the indenture), would not exceed 10% of our consolidated net tangible assets.

The foregoing restriction do not apply to, and we will exclude from debt in any computation under such restriction, the following items:

•debt secured by a lien in our favor or in favor of a restricted subsidiary;
•debt secured by a lien in favor of governmental bodies to secure progress or advance payments or payments pursuant to contracts or statute;
•debt secured by a lien on property, capital stock or debt existing at the time of acquisition thereof, including acquisition through merger, consolidation or otherwise;
•debt incurred or guaranteed to finance the acquisition of property, capital stock or debt, or to finance construction on, or improvement or expansion of, property, which debt is incurred within 180 days of such acquisition or completion of construction, improvement or expansion, and is secured solely by a lien on the property, capital stock or debt acquired, constructed, improved or expanded;
•debt consisting of industrial revenue or pollution control bonds or similar financing secured solely by a lien on the property the subject thereof; or
•any extension, renewal or replacement of any debt referred to in the third and fourth clauses above.

Limitation on Sale and Leaseback Transactions

Neither we nor any restricted subsidiary may enter into any sale and leaseback transaction involving any principal property or any part thereof after the date of the indenture unless the aggregate amount of all our attributable debt and that of our restricted subsidiaries with respect to such transactions plus all secured debt to which the restrictions described above apply would not exceed 10% of our consolidated net tangible assets.

The foregoing restriction will not apply to any sale and leaseback transaction, and we will exclude any sale and leaseback transaction from attributable debt in any computation under such restriction, if:

•the lease is for a period of three years or less, including renewal rights;
•the lease secures or relates to industrial revenue or pollution control bonds or similar financing;
•the transaction is between us and a restricted subsidiary or between restricted subsidiaries; or
•we or such restricted subsidiary, within 180 days after the sale is completed, apply an amount equal to the greater of (A) the net proceeds of the sale of the principal property leased or (B) the fair market value of the principal property leased either to (1) the retirement of debt securities, other of our funded debt ranking on a parity with the debt securities, or funded debt of a restricted subsidiary or (2) the purchase of other property which will constitute a principal property having a value at least equal to the value of the principal property leased.

Mergers, Consolidations and Certain Sales of Assets

We will not, in a single transaction or a series of related transactions, consolidate with or merge with or into any other person or sell, assign, convey, transfer or lease or otherwise dispose of all or substantially all of our properties and assets to any person or group of affiliated persons or permit any of our restricted subsidiaries to enter into any such transaction or transactions if such transaction or transactions, in the aggregate, would result in a sale, assignment, transfer, lease or disposal of all or substantially all of our and our restricted subsidiaries’ properties and assets on a consolidated basis to any other person or group of affiliated persons, unless the following conditions, among others, are met. In a transaction in which we do not survive or in which we sell, lease or otherwise dispose of all or substantially all of our assets, our successor entity must be organized under the laws of the United States of America or any State thereof or the District of Columbia and must expressly assume, by a supplemental indenture executed and delivered to the trustee in form satisfactory to the trustee, all of our obligations under the indenture.

Immediately before and after giving effect to such transaction and treating any debt which becomes our or our restricted subsidiary’s obligation as a result of such transaction as if incurred at the time of the transaction, no event of default or event that with the passing of time or the giving of notice, or both, would constitute an event of default can have occurred and be continuing. If, as a result of any such transaction, our property or assets or that of any restricted subsidiary would become subject to a lien prohibited by the provisions of the indenture, we or our successor entity must have secured the debt securities as required by the indenture.

“Principal property” means any facility we or any restricted subsidiary owns the gross book value of which, including related land, improvements, machinery and equipment so owned, without deduction of any depreciation reserves, on the date as of which the determination is being made exceeds 1% of consolidated net tangible assets.

“Restricted subsidiary” means any subsidiary which owns a principal property.

“Sale and leaseback transaction” means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such person of any property or asset of such person which has been or is being sold or transferred by such person more than 180 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement will be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

“Subsidiary” means (a) a corporation more than 50% of the voting stock of which we and/or one or more subsidiaries owns or (b) any other person (other than a corporation) of which we and/or one or more subsidiaries has at least a majority ownership and power to direct the policies, management and affairs.

Events of Default

Each of the following will constitute an event of default under the indenture with respect to the notes:

•failure to pay principal of or any premium on any of the notes when due;
•failure to pay any interest on any notes when due, continued for 30 days;
•failure to perform any other of our covenants in the indenture, other than a covenant included in the indenture solely for the benefit of a series other than the notes, continued for 60 days after written notice has been given by the trustee, or the holders of at least 10% in principal amount of the outstanding debt securities of that series, as provided in the indenture; and
•certain events in bankruptcy, insolvency or reorganization involving us or any restricted subsidiary.

We are required to furnish to the trustee annually a statement by certain of our officers as to whether or not we, to their knowledge, are in default in the performance or observance of any of the terms, provisions and conditions of the indenture and, if so, specifying all such known defaults.

Modification and Waiver

Supplemental Indentures Requiring Consent of Holders

We (with the authorization of our board of directors) and the trustee may make modifications and amendments to the indenture with the consent of the holders of a majority in aggregate principal amount of the outstanding notes affected by such modification or amendment, provided that no such modification or amendment may, without the consent of the holder of each outstanding security affected by such modification or amendment:

•change the stated maturity of the principal of, or any installment of principal of or interest on, any note;
•reduce the principal amount of, or any premium or interest on, any note;
•reduce the amount of principal of a note payable upon acceleration of the maturity thereof;
•change the place or currency of payment of principal of, or any premium or interest on, any note;
•impair the right to institute suit for the enforcement of any payment on or with respect to any note;
•reduce the percentage in principal amount of outstanding debt securities of any series, the consent of whose holders is required for modification or amendment of the indenture;
•reduce the percentage in principal amount of outstanding debt securities of any series necessary for waiver of compliance with certain provisions of the indenture or for waiver of certain defaults; or
•modify such provisions with respect to modification and waiver except to increase percentages or to provide that certain other provisions of the indenture cannot be modified or waived without the consent of each holder affected thereby.

Supplemental Indentures Not Requiring Consent of Holders

Without the consent of any holders of notes, we and the trustee may supplement the indenture, among other things, to:

•evidence that another entity has succeeded us and assumed the covenants and obligations of us under the notes and the indenture;
•add covenants for the benefit of the holders of notes, or to surrender any right or power conferred to us under the indenture;
•add additional events of default for the benefit of holders of notes;
•add to or change any provision in the indenture to permit the issuance of notes in uncertificated form;
•modify or eliminate any provision of the indenture in respect of the notes; provided that such modification (A) will not apply to any debt security created prior to the execution of such supplemental indenture and entitled to the benefit of the existing provision, nor modify the rights of the holder of any notes with respect to the existing provision or (B) will only become effective with there is no such debt security outstanding;
•pledge property to the trustee as security for the notes;
•establish the form and terms of any other series of debt securities as permitted by in the indenture;
•evidence any change of the trustee with respect to the notes, or provide for the administration of the trusts under the indenture by an additional trustee;
•cure any ambiguity, correct or supplement any provision in the indenture that may be defective or inconsistent with any other provision in the indenture or make any other provisions with respect to matters or questions arising under the indenture; provided that the interests of the holders of the notes are not adversely affected; or
•conform the text of the indenture or such notes to any provision of the “Description of Notes” provided in the prospectus supplement pursuant to which the notes were offered to the extent that such provision in the “Description of Notes” was intended to be a verbatim recitation of the indenture or such notes.

The holders of a majority in principal amount of the outstanding notes may waive our compliance with certain restrictive provisions of the indenture as they relate to the notes. The holders of a majority in principal amount of the outstanding notes may waive any past default under the indenture as such default relates to the notes, except a default in the payment of principal, premium or interest on the notes and certain covenants and provisions of the indenture which cannot be amended without the consent of the holder of each outstanding note affected.